Exhibit 99.2

 November 2, 2016  Third Quarter 2016 Financial Summary

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; any potential business disruption following the acquisition of Hatteras Financial Corp.; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures. The non-GAAP financial measures should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings is provided on page 7 of this financial summary.     Safe Harbor Notice

 Note: The endnotes for this page appear in the section entitled “Endnotes for Page 2” in the Appendix. Core earnings, core earnings per common share, annualized core return on average equity, core average yield on interest earning assets, core net interest margin and core net interest spread represent non-GAAP measures.  This presentation also includes additional non-GAAP measures, including core interest income, economic interest expense and economic core net interest income.  See the section entitled “Non-GAAP Reconciliations” in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings is provided on page 7 of this financial summary.   3Q 2016 Financial Snapshot  Unaudited, dollars in thousands except per share amounts

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Portfolio-Related Data:					
Agency mortgage-backed securities and debentures	$73,476,105	$64,862,992	$65,596,859	$65,870,262	$66,219,755
Mortgage servicing rights	$492,169	-	-	-	-
Residential credit portfolio	$2,439,704	$1,717,870	$1,658,674	$1,363,232	$820,764
Commercial real estate investments [1]	$6,033,576	$6,168,723	$6,385,579	$5,075,191	$4,976,251
Corporate debt	$716,831	$669,612	$639,481	$488,508	$424,974
Total Residential Investment Securities and commercial investment portfolio	$83,158,385	$73,419,197	$74,280,593	$72,797,193	$72,441,744
Total assets	$86,909,306	$77,716,470	$77,443,965	$75,190,893	$75,338,687
Average TBA position	$17,280,237	$14,592,236	$15,110,947	$14,366,749	$14,210,373
Residential investment securities:					
% Fixed-rate	81%	92%	93%	93%	93%
% Adjustable-rate	19%	8%	7%	7%	7%
Weighted average experienced CPR, for the period [2]	15.9%	12.7%	8.8%	9.7%	11.5%
Weighted average projected long-term CPR, as of period end [2]	14.4%	13.0%	11.8%	8.8%	9.2%
Net premium and discount balance in Residential Investment Securities	$4,920,750	$4,626,548	$4,741,900	$4,951,252	$4,827,791
Net premium and discount balance as % of stockholders' equity	37.13%	40.05%	40.71%	41.62%	39.32%

(1) Includes consolidated variable interest entities ("VIEs") and loans held for sale.
(2) The current quarter change in constant prepayment rate ("CPR") measures also reflects the change in portfolio mix due to the Company's acquisition of Hatteras Financial Corp (The "Hatteras Acquisition").

3

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$61,784,121	$53,868,385	$54,448,141	$56,230,860	$56,449,364
Other secured financing	$3,804,742	$3,588,326	$3,588,326	$1,845,048	$359,970
Securitized debt of consolidated VIEs	$3,712,821	$3,748,289	$3,802,682	$2,540,711	$2,553,398
Participation sold	$12,976	$13,079	$13,182	$13,286	$13,389
Mortgages payable	$327,632	$327,643	$334,765	$334,707	$166,697
Total debt	$69,642,292	$61,545,722	$62,187,096	$60,964,612	$59,542,818
Total liabilities	$73,647,503	$66,154,597	$65,785,958	$63,284,971	$63,054,354
Cumulative redeemable preferred stock	$1,200,559	$913,059	$913,059	$913,059	$913,059
Common equity[1]	$12,053,103	$10,640,156	$10,735,393	$10,982,915	$11,365,769
Total Annaly stockholders' equity	$13,253,662	$11,553,215	$11,648,452	$11,895,974	$12,278,828
Non-controlling interests	$8,141	$8,658	$9,555	$9,948	$5,505
Total equity	$13,261,803	$11,561,873	$11,658,007	$11,905,922	$12,284,333
Weighted average days to maturity of repurchase agreements	128	129	136	151	147
Weighted average rate on repurchase agreements, at period end	1.07%	1.02%	0.99%	0.90%	0.78%
Weighted average rate on repurchase agreements, average during period	0.97%	1.00%	0.95%	0.78%	0.73%
Leverage, at period end	5.3x	5.3x	5.3x	5.1x	4.8x
Economic leverage, at period end	6.1x	6.1x	6.2x	6.0x	5.8x
Capital ratio	13.3%	13.2%	13.2%	13.7%	14.0%
Common stock book value per share	$11.83	$11.50	$11.61	$11.73	$11.99
Total common stock shares outstanding	1,018,858	924,930	924,853	935,930	947,826
Interest rate swaps:					
Hedge ratio[2]	52%	49%	51%	55%	57%
Weighted average pay rate on interest rate swaps[3]	2.25%	2.28%	2.26%	2.26%	2.26%
Weighted average receive rate on interest rate swaps[3]	0.88%	0.74%	0.69%	0.53%	0.42%
Weighted average net rate on interest rate swaps	1.37%	1.54%	1.57%	1.73%	1.84%

(1) Consists of common stock, additional paid in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements and to be announced ("TBA") notional outstanding.
(3) Excludes forward starting swaps; weighted average fixed rate on forward starting pay fixed swaps was 1.44% and 2.04% as of December 31, 2015 and September 30, 2015, respectively; weighted average fixed rate on forward starting receive fixed swaps was 1.38% as of June 30, 2016. There were no forward starting swaps as of September 30, 2016 or March 31, 2016.

4

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Performance-Related Data:					
Total interest income	$558,668	$457,118	$388,143	$576,580	$450,726
Total interest expense	$174,154	$152,755	$147,447	$118,807	$110,297
Net interest income	$384,514	$304,363	$240,696	$457,773	$340,429
Total core interest income	$562,559	$542,701	$556,551	$558,508	$533,862
Total economic interest expense (1)	$277,254	$261,056	$270,571	$254,074	$248,041
Economic core net interest income (1)	$285,305	$281,645	$285,980	$304,434	$285,821
GAAP net income (loss)	$730,880	($278,497)	($868,080)	$669,666	($627,491)
GAAP net income (loss) available (related) to common shareholders	$708,413	($296,104)	($885,910)	$652,047	($645,286)
GAAP earnings per common share	$0.70	($0.32)	($0.96)	$0.69	($0.68)
Core earnings	$312,893	$282,176	$291,757	$311,133	$300,737
Core earnings available to common shareholders	$290,090	$264,184	$273,765	$293,141	$282,745
Core earnings per average common share	$0.29	$0.29	$0.30	$0.31	$0.30
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared	$325,091	$295,471	$295,448	$298,771	$302,340
Annualized return on average equity	23.55%	(9.60%)	(29.47%)	22.15%	(20.18%)
Annualized return on average equity per unit of economic leverage	3.86%	(1.57%)	(4.75%)	3.69%	(3.48%)
Annualized core return on average equity	10.09%	9.73%	9.91%	10.30%	9.67%
Annualized core return on average equity per unit of economic leverage	1.65%	1.60%	1.60%	1.72%	1.67%
Net interest margin	1.40%	1.15%	0.79%	1.80%	1.27%
Core net interest margin	1.42%	1.54%	1.54%	1.71%	1.65%
Average yield on interest earning assets	2.70%	2.48%	2.09%	3.15%	2.48%
Core average yield on interest earning assets	2.72%	2.95%	3.00%	3.05%	2.94%
Average cost of interest bearing liabilities	1.57%	1.68%	1.73%	1.68%	1.65%
Net interest spread	1.13%	0.80%	0.36%	1.47%	0.83%
Core net interest spread	1.15%	1.27%	1.27%	1.37%	1.29%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar rolls.

5

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Interest income:					
Residential Investment Securities	$493,226	$394,850	$315,717	$515,195	$399,702
Residential loans	1,608	-	-	-	-
Commercial investment portfolio	61,240	59,578	70,187	60,835	50,204
Reverse repurchase agreements	2,594	2,690	2,239	550	820
Total interest income	$558,668	$457,118	$388,143	$576,580	$450,726
Economic interest expense:					
Repurchase agreements	$154,083	$136,176	$132,891	$112,529	$103,823
Interest expense on swaps used to hedge cost of funds(1)	103,100	108,301	123,124	135,267	137,744
Securitized debt of consolidated VIEs	12,046	11,226	9,033	5,597	6,111
Participation sold	157	157	158	160	161
Other	7,868	5,196	5,365	521	202
Total economic interest expense	$277,254	$261,056	$270,571	$254,074	$248,041
Economic net interest income	$281,414	$196,062	$117,572	$322,506	$202,685
Premium amortization adjustment cost (benefit)	3,891	85,583	168,408	(18,072)	83,136
Economic core net interest income	$285,305	$281,645	$285,980	$304,434	$285,821

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar rolls.

6

Reconciliations and Changes in Key Metrics

Unaudited, dollars in thousands

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Core earnings reconciliation					
GAAP net income	$730,880	($278,497)	($868,080)	$669,666	($627,491)
Less:					
Realized (gains) losses on termination of interest rate swaps	(1,337)	60,064	-	-	-
Unrealized (gains) / losses on interest rate swaps	(256,462)	373,220	1,031,720	(463,126)	822,585
Net (gains) / losses on disposal of investments	(14,447)	(12,535)	1,675	7,259	7,943
Net (gains) / losses on trading assets	(162,981)	(81,880)	(125,189)	(42,584)	(108,175)
Net unrealized (gains) losses on investments measured at fair value through earnings	(29,675)	54,154	(128)	62,703	24,501
Bargain purchase gain	(72,576)	-	-	-	-
Corporate acquisition related expenses[1]	46,724	2,163	-	-	-
Net (income) loss attributable to noncontrolling interest	336	385	162	373	197
Premium amortization adjustment cost (benefit)	3,891	85,583	168,408	(18,072)	83,136
Plus:					
TBA Dollar Roll Income[2]	90,174	79,519	83,189	94,914	98,041
MSR amortization[3]	(21,634)	-	-	-	-
Core earnings	$312,893	$282,176	$291,757	$311,133	$300,737
Book value per common share rollforward:					
Book value per common share, beginning of period	$11.50	$11.61	$11.73	$11.99	$12.32
Net income (loss) attributable to common stockholders	0.70	(0.32)	(0.96)	0.69	(0.68)
Other comprehensive income (loss) attributable to common stockholders	0.00	0.51	1.11	(0.68)	0.65
Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
Issuance of common stock	(0.07)	0.00	0.00	0.00	0.00
Buyback of common stock	0.00	0.00	0.03	0.03	0.00
Book value per common share, end of period	$11.83	$11.50	$11.61	$11.73	$11.99

(1) Represents transaction costs incurred in connection with the Hatteras Acquisition.
(2) Represents a component of Net gains (losses) on trading assets.
(3) Represents a component of Net unrealized gains (losses) on investments measured at fair value through earnings.

7

Changes in Key Metrics

Unaudited

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Changes in net interest margin					
Prior quarter net interest margin	1.15%	0.79%	1.80%	1.27%	2.06%
Quarter-over-quarter changes in contribution:					
Net amortization of premiums	0.34%	0.39%	(0.86%)	0.44%	(0.76%)
Interest expense and related realized gain (loss) on interest rate swaps	0.09%	0.03%	(0.05%)	(0.01%)	(0.11%)
TBA dollar roll income	0.00%	(0.01%)	(0.06%)	(0.02%)	0.03%
Coupon on average interest-earning assets	(0.18%)	(0.05%)	(0.04%)	0.12%	0.05%
Current quarter net interest margin	1.40%	1.15%	0.79%	1.80%	1.27%
Changes in core net interest margin					
Prior quarter core net interest margin	1.54%	1.54%	1.71%	1.65%	1.70%
Quarter-over-quarter changes in contribution:					
Interest expense and related realized gain (loss) on interest rate swaps	0.09%	0.04%	(0.05%)	(0.02%)	(0.11%)
TBA dollar roll income	0.00%	(0.01%)	(0.06%)	(0.02%)	0.03%
Net amortization of premiums, exclusive of premium amortization adjustment	(0.03%)	0.03%	(0.02%)	(0.02%)	(0.02%)
Coupon on average interest-earning assets	(0.18%)	(0.06%)	(0.04%)	0.12%	0.05%
Current quarter core net interest margin	1.42%	1.54%	1.54%	1.71%	1.65%
Changes in net interest spread					
Prior quarter core net interest spread	0.80%	0.36%	1.47%	0.83%	1.73%
Quarter-over-quarter changes in contribution:					
Net amortization of premiums	0.41%	0.48%	(1.04%)	0.53%	(0.91%)
Average cost of interest bearing liabilities(1)	0.11%	0.05%	(0.05%)	(0.03%)	(0.06%)
Coupon on average interest earning assets	(0.19%)	(0.09%)	(0.02%)	0.14%	0.07%
Current quarter core net interest spread	1.13%	0.80%	0.36%	1.47%	0.83%
Changes in core net interest spread					
Prior quarter core net interest spread	1.27%	1.27%	1.37%	1.29%	1.31%
Quarter-over-quarter changes in contribution:					
Average cost of interest bearing liabilities(1)	0.11%	0.05%	(0.05%)	(0.03%)	(0.06%)
Net amortization of premiums, exclusive of premium amortization adjustment	(0.04%)	0.04%	(0.03%)	(0.03%)	(0.03%)
Coupon on average interest earning assets	(0.19%)	(0.09%)	(0.02%)	0.14%	0.07%
Current quarter core net interest spread	1.15%	1.27%	1.27%	1.37%	1.29%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

8

Changes in Key Metrics

Unaudited

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Changes in GAAP return on average equity					
Prior quarter GAAP return on average equity	(9.60%)	(29.47%)	22.15%	(20.18%)	28.00%
Quarter-over-quarter changes in contribution:					
Unrealized (gains) / losses on interest rate swaps	21.12%	22.17%	(50.34%)	41.77%	(48.25%)
Realized / unrealized (gains) / losses on investments and trading assets	5.29%	(2.81%)	5.10%	(3.33%)	5.32%
Bargain purchase gain	2.34%	0.00%	0.00%	0.00%	0.00%
Net amortization of premiums and accretion of discounts	2.24%	2.94%	(6.76%)	2.91%	(5.28%)
Realized (gains) losses on termination of interest rate swaps	2.11%	(2.07%)	0.00%	0.00%	0.00%
Interest expense and related realized gain (loss) on interest rate swaps	0.14%	0.24%	(0.81%)	(0.44%)	(0.75%)
Coupon income	0.02%	(0.37%)	0.87%	1.66%	0.35%
Impairment of goodwill	0.00%	0.00%	0.00%	0.00%	0.71%
Other[1]	(0.11%)	(0.23%)	0.32%	(0.24%)	(0.28%)
Current quarter GAAP return on average equity	23.55%	(9.60%)	(29.47%)	22.15%	(20.18%)
Changes in core return on average equity					
Prior quarter core return on average equity	9.73%	9.91%	10.30%	9.67%	10.31%
Quarter-over-quarter changes in contribution:					
Other[2]	0.62%	(0.15%)	0.31%	(0.23%)	(0.28%)
TBA dollar roll income	0.17%	(0.08%)	(0.32%)	(0.01%)	0.17%
Economic interest expense and other swaps expense	0.14%	0.24%	(0.81%)	(0.44%)	(0.76%)
Coupon income	0.02%	(0.37%)	0.88%	1.67%	0.36%
Net amortization of premiums, exclusive of premium amortization adjustment	(0.59%)	0.18%	(0.45%)	(0.36%)	(0.13%)
Current quarter core return on average equity	10.09%	9.73%	9.91%	10.30%	9.67%

(1) Includes investment advisory income, other income (loss), general and administrative expenses and income taxes.
(2) Includes investment advisory income, other income (loss), mortgage servicing rights ("MSR") amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

9

Residential Investment Securities and TBA Derivative Overview as of September 30, 2016

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$7,588,745	13.6%	3.15%	103.8%	105.7%	12.3%	$8,023,809
20 years	5,626,694	10.1%	3.50%	104.3%	106.8%	16.6%	6,007,378
>=30 years	42,497,808	76.3%	3.86%	106.2%	108.0%	14.9%	45,911,382
Total/Weighted Avg.	$55,713,247	100.0%	3.73%	105.70%	107.59%	14.7%	$59,942,569

TBA Purchase Contracts					
Type	Notional Value	%	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$1,890,000	11.8%	2.50%	$1,948,871	$1,957,087
30-year	14,060,000	88.2%	3.30%	14,722,325	14,772,922
Total/Weighted Avg.	$15,950,000	100.0%	3.21%	$16,671,196	$16,730,009

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$4,527,844	38.5%	2.85%	103.8%	105.0%	25.6%	$4,754,870
25 - 40 months	4,162,726	35.4%	2.54%	103.3%	103.3%	25.7%	4,298,752
41 - 60 months	1,535,152	13.1%	2.60%	103.1%	103.1%	18.4%	1,582,059
61 - 90 months	612,283	5.2%	2.83%	103.6%	103.8%	6.6%	635,525
>90 months	922,628	7.8%	3.03%	102.7%	103.8%	19.4%	957,421
Total/Weighted Avg.	$11,760,633	100.0%	2.72%	103.4%	104.0%	23.2%	$12,228,627

10

Residential Investment Securities and TBA Derivative Overview as of September 30, 2016 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations

Type	Current Notional Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$4,942,802	57.7%	3.28%	13.3%	10.4%	14.9%	$516,195
Inverse Interest-Only	3,620,035	42.3%	5.58%	23.3%	21.8%	13.6%	788,714
Total/Weighted Avg.	$8,562,837	100.0%	4.26%	17.5%	15.2%	14.4%	$1,304,909

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$53,397,163	3.86%	0.23%	7.0	$492,169

Residential Credit Portfolio

Sector	Current Face / Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer Securities	$641,531	27.4%	4.73%	99.3%	104.3%	$669,295
Legacy	1,075,956	38.3%	2.92%	84.4%	86.8%	934,167
NPL/RPL	347,105	14.3%	4.08%	99.9%	100.4%	348,435
New Issue	161,275	6.8%	3.56%	100.4%	103.1%	166,330
New Issue IO	935,395	0.5%	0.38%	1.8%	1.2%	11,329
Residential Mortgage Loans	301,957	12.7%	3.45%	102.7%	102.7%	310,148
Total/Weighted Avg	$3,463,219	100.0%	2.77%	68.7%	70.4%	$2,439,704

(1) Weighted by fair value.

11

Residential Credit Investments Detail as of September 30, 2016[(1)]

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$160,233	4.41%	7.21%	15.07%	5.90%
Prime	230,140	4.52%	1.55%	10.45%	2.50%
Subprime	549,754	1.91%	23.21%	19.96%	1.85%
Prime Jumbo (>=2010 Vintage)	160,370	3.50%	15.59%	0.00%	24.41%
Prime Jumbo (>=2010 Vintage) Interest Only	11,329	0.39%	0.00%	0.00%	17.46%
Re-Performing Loan Securitizations	80,212	3.86%	45.17%	14.37%	3.34%
Agency Credit Risk Transfer	616,761	4.61%	1.02%	0.14%	18.89%
Private Label Credit Risk Transfer	52,534	6.06%	7.77%	1.42%	4.00%
Non-Performing Loan Securitizations	268,223	4.15%	51.52%	67.23%	1.35%
Total	**$2,129,556**	**2.70%**	**11.85%**	**11.87%**	**11.07%**

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$83,319	$76,914	$160,233
Prime	37,779	192,361	230,140
Subprime	189,236	360,517	549,753
Prime Jumbo (>=2010 Vintage)	149,870	10,500	160,370
Prime Jumbo (>=2010 Vintage) Interest Only	11,329	-	11,329
Re-Performing Loan Securitizations	80,212	-	80,212
Agency Credit Risk Transfer	-	616,762	616,762
Private Label Credit Risk Transfer	-	52,534	52,534
Non-Performing Loan Securitizations	264,735	3,488	268,223
Total	**$816,480**	**$1,313,076**	**$2,129,556**

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$18,628	$99,947	$41,658	$ -	$160,233
Prime	107,269	122,871	-	-	230,140
Subprime	-	60,675	489,078	-	549,753
Prime Jumbo (>=2010 Vintage)	-	149,870	10,500	-	160,370
Prime Jumbo (>=2010 Vintage) Interest Only	-	-	-	11,329	11,329
Re-Performing Loan Securitizations	-	80,212	-	-	80,212
Agency Credit Risk Transfer	-	-	616,762	-	616,762
Private Label Credit Risk Transfer	-	-	52,534	-	52,534
Non-Performing Loan Securitizations	-	268,223	-	-	268,223
Total	**$125,897**	**$781,798**	**$1,210,532**	**$11,329**	**$2,129,556**

(1) Excludes Residential Mortgage Loans.

12

 Commercial Real Estate Overview as of September 30, 2016    Book values include unamortized net origination fees.Total weighted based on book value.Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date, and on an “as is” basis at the time of underwriting.Maturity dates assume all of the borrowers' extension options are exercised.Levered Return – Debt Investments, Securitized Whole Loans at Fair Value and commercial mortgage-backed securities (“CMBS”): represents the current coupon plus fees amortized over initial loan term, less any related financing costs. Levered return – Equity Investments: is based on projected year 1 cash-on-cash returns for 2015 acquisitions.Economic interest in securitized whole loans is reflected in B Piece CMBS.  Unaudited, dollars in thousands

Middle Market Lending Overview as of September 30, 2016

Unaudited, dollars in thousands

Industry Dispersion						
Industry		Fixed Rate		Floating Rate		Total
Airports, Flying Fields and Airport Terminal	$	-	$	47,184	$	47,184
Commercial Fishing		-		40,590		40,590
Computer Programming & Data Processing		-		63,253		63,253
Drugs		-		34,247		34,247
Home Health Care Services		-		39,339		39,339
Insurance Agents, Brokers & Services		4,380		44,344		48,724
Management & Public Relations Services		-		39,116		39,116
Medical & Dental Laboratories		-		17,324		17,324
Miscellaneous Business Services		84,448		63,677		148,125
Miscellaneous Health & Allied Services		-		38,886		38,886
Miscellaneous Nonmetallic Minerals		-		24,682		24,682
Miscellaneous Plastic Products		-		27,075		27,075
Motor Vehicles, Parts & Supplies		-		12,347		12,347
Offices & Clinics of Doctors of Medicine		-		83,582		83,582
Research, Development & Testing Services		-		17,739		17,739
Schools & Educational Services		-		21,042		21,042
Surgical, Medical & Dental Instruments		-		13,576		13,576
Total	$	88,828	$	628,003	$	716,831

Loan Size Dispersion			
Loan Size		Amount	Percentage
$0 - $20 million	$	126,210	17.6%
$20 - $40 million		215,270	30.0%
$40 - $60 million		229,951	32.1%
greater than $60 million		145,400	20.3%
Total	$	716,831	100.0%

Loan Tenor Dispersion			
Remaining Term		Amount	Percentage
One year or less	$	-	0.0%
One to three years		-	0.0%
Three to five years		438,092	61.1%
Greater than five years		278,739	38.9%
Total	$	716,831	100.0%

Lien Position		Amount	
First lien loans	$	466,099	65.0%
Second lien loans		161,904	22.6%
Second lien notes		84,448	11.8%
Subordinated notes		4,380	0.6%
Total	$	716,831	100.0%

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Hedging and Liabilities as of September 30, 2016

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to <3 years	$4,552,383	1.74%	0.76%	2.77
>=3 to <6 years	9,675,000	1.92%	0.88%	4.14
>= 6 to <10 years	7,363,550	2.34%	0.98%	7.81
Greater than 10 years	3,634,400	3.70%	0.67%	18.62
Total / Weighted Avg.	**$25,225,333**	**2.25%**	**0.88%**	**6.89**

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[1]
2-year Swap Equivalent Eurodollar Contracts	-	(14,991,375)	2.00
U.S. Treasury Futures - 5 year	-	(1,247,200)	4.42
Total	-	**($16,238,575)**	**2.19**

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted-Avg. Underlying Pay Rate	Weighted-Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$950,000	1.08%	3M LIBOR	2.24	2.77
Short	($200,000)	3M LIBOR	1.54%	10.25	2.77

Repurchase Agreements & FHLB Advances		
Maturity	Principal Balance	Weighted Avg. Rate
Within 30 days	$26,508,338	0.99%
30 to 59 days	5,200,350	0.86%
60 to 89 days	6,173,598	0.85%
90 to 119 days	5,309,103	0.79%
Over 120 days[2]	22,181,058	1.27%
Total / Weighted Avg.	**$65,372,447**	**1.04%**

	Principal Balance	Weighted Average Rate[3]	Weighted Average Days to Maturity[4]
Repurchase agreements	$61,784,121	0.97%	128
Other secured financing	3,804,742	0.83%	1,560
Securitized debt of consolidated VIEs	3,695,502	1.29%	2,434
Participation sold	12,908	4.81%	213
Mortgages payable	330,946	4.42%	2,881
Total indebtedness	$69,628,219		

(1) Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.
(2) Approximately 16% of the total repurchase agreements and FHLB advances have a remaining maturity over one year. The combined weighted average days to maturity for repurchase agreements and FHLB advances was 206 days.
(3) Represents the quarterly average rate.
(4) Determined based on estimated weighted-average lives of the underlying debt instruments.

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Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and spread sensitivity are based on the portfolios as of September 30, 2016 and June 30, 2016.
- The interest rate sensitivity reflects instantaneous parallel shifts in rates.
- The spread sensitivity shifts mortgage-backed securities spreads instantaneously and reflects exposure to mortgage-backed securities basis risk.
- All tables assume no active management of the portfolio in response to rate or spread changes.

Interest Rate Sensitivity

	As of September 30, 2016		As of June 30, 2016	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(1)	Estimated Change as a % of NAV(1)(2)	Estimated Percentage Change in Portfolio Value(1)	Estimated Change as a % of NAV(1)(2)
(75)	0.5%	3.1%	0.3%	1.8%
(50)	0.4%	2.3%	0.3%	1.7%
(25)	0.2%	1.3%	0.2%	1.0%
25	(0.3%)	(1.7%)	(0.2%)	(1.3%)
50	(0.6%)	(3.8%)	(0.5%)	(3.2%)
75	(1.1%)	(6.6%)	(0.9%)	(5.6%)

MBS Spread Sensitivity

	As of September 30, 2016		As of June 30, 2016	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)(2)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)(2)
(25)	1.3%	8.2%	1.3%	7.8%
(15)	0.8%	4.9%	0.8%	4.7%
(5)	0.3%	1.6%	0.3%	1.6%
5	(0.3%)	(1.6%)	(0.3%)	(1.5%)
15	(0.8%)	(4.8%)	(0.8%)	(4.6%)
25	(1.3%)	(8.0%)	(1.3%)	(7.7%)

(1) Scenarios include Residential Investment Securities and derivative instruments.
(2) Net asset value ("NAV") represents book value of common equity.

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 Appendix

 Endnotes for Page 2    Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, the premium amortization adjustment resulting from the quarter-over-quarter change in estimated long-term CPR, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of Net unrealized gains (losses) on investments measured at fair value through earnings).For purposes of calculating the Company’s leverage ratio, debt consists of repurchase agreements, other secured financing, Convertible Senior Notes, securitized debt, participation sold and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and Convertible Senior Notes. The ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).Comprised of non-Agency mortgage-backed securities, credit risk transfer securities and residential mortgage loans.Includes consolidated VIEs and loans held for sale.Represents the sum of the Company’s annualized economic core net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.Represents annualized core interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Excludes transaction costs incurred in connection with the Company’s acquisition of Hatteras Financial Corp.Represents general and administrative expenses divided by core earnings before general and administrative expenses.

Non-GAAP Reconciliations

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Premium Amortization Reconciliation					
Premium amortization expense	$213,241	$265,475	$355,671	$159,720	$255,123
Less:					
Premium amortization adjustment cost (benefit)	3,891	85,583	168,408	(18,072)	83,136
Premium amortization expense exclusive of premium amortization adjustment	$209,350	$179,892	$187,263	$177,792	$171,987
Core Interest Income Reconciliation					
Total interest income	$558,668	$457,118	$388,143	$576,580	$450,726
Premium amortization adjustment cost (benefit)	3,891	85,583	168,408	(18,072)	83,136
Core interest income	$562,559	$542,701	$556,551	$558,508	$533,862
Economic Interest Expense Reconciliation					
GAAP interest expense	$174,154	$152,755	$147,447	$118,807	$110,297
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	103,100	108,301	123,124	135,267	137,744
Economic interest expense	$277,254	$261,056	$270,571	$254,074	$248,041
Economic Core Net Interest Income Reconciliation					
Core interest income	$562,559	$542,701	$556,551	$558,508	$533,862
Less:					
Economic interest expense	277,254	261,056	270,571	254,074	248,041
Economic core net interest income	$285,305	$281,645	$285,980	$304,434	$285,821
Economic Core Metrics					
Core interest income	$562,559	$542,701	$556,551	$558,508	$533,862
Average interest earning assets	$82,695,270	$73,587,753	$74,171,943	$73,178,965	$72,633,314
Core average yield on interest earning assets	2.72%	2.95%	3.00%	3.05%	2.94%
Economic interest expense	$277,254	$261,056	$270,571	$254,074	$248,041
Average interest bearing liabilities	$70,809,712	$62,049,474	$62,379,695	$60,516,996	$59,984,298
Average cost of interest bearing liabilities	1.57%	1.68%	1.73%	1.68%	1.65%
Core net interest spread	1.15%	1.27%	1.27%	1.37%	1.29%
Core net interest margin	1.42%	1.54%	1.54%	1.71%	1.65%

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided above. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended September 30, 2016, June 30, 2016, March 31, 3016, December 31, 2015 and September 30, 2015, is provided on page 7 of this financial summary.

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